UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05189

THE SPAIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 221-5672

Date of fiscal year end:    November 30, 2009

Date of reporting period:    May 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

The Spain Fund

May 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 13, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for The Spain Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2009. This Fund is a closed-end fund that trades under the New York Stock Exchange Symbol “SNF”.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment in a portfolio of Spanish equity securities. The Fund will, under normal circumstances, invest at least 80% of its total assets in Spanish equity securities. The Fund may invest up to 35% of its total assets in fixed-income instruments issued by the Spanish government and its instrumentalities or by supranational organizations and multinational companies rated AA or better by Standard & Poor’s Corporation or Aa or better by Moody’s Investors Service. The Fund may invest up to 25% of its total assets in unlisted securities of Spanish companies and Spanish securities which are not readily marketable. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 3 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 16. The Fund currently has a managed distribution policy. For information about the managed distribution policy, see “Managed Distribution Policy” on page 20.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Madrid Stock Exchange

General Index (IGBM), for the six- and 12-month periods ended May 31, 2009.

For the six-month period ended May 31, 2009, the Fund outperformed the benchmark. The Fund management team’s (the “Team’s”) preference for companies in the energy sector, as well as companies with business exposure to the Latin American market, were positive contributors to performance during the reporting period. The Fund’s underweight in the financial sector had the largest negative contribution to performance during the six-month period.

For the 12-month period ended May 31, 2009, the Fund underperformed the benchmark; both the Fund and the benchmark posted negative returns. The Fund’s overweight exposure to defensive sectors such as consumer staples, and an underweight within consumer discretionary had the largest negative contribution to performance during the period. The Fund’s underperformance was partially compensated by a positive contribution from the Fund’s underweight within the financial sector, and an overweight in utilities for the 12-month period.

Market Review and Investment Strategy

For the six-month reporting period ended May 31, 2009, the environment remained very challenging. The market remained very volatile and swings were quite abrupt. The Team started to add stocks more sensitive to economic recovery to the Fund on a

THE SPAIN FUND •	1

selective basis. This was driven by the Team’s belief that a more balanced portfolio may give it better positioning as the Team anticipates a sign of recovery later in 2009. The financial sector remains the Fund’s biggest underweight. The asset quality of banks continues to deteriorate, while the exposure of banks to the real estate market is significant and continues to affect the sector.

The performance of the Fund for the 12-month period ended May 31,

2009, was significantly affected by the deterioration of macro conditions both in Spain and globally. The Spanish economy entered a recession, and gross domestic product estimates were significantly revised downward while unemployment increased. In addition, global economic conditions were very challenging, driven by the global financial crisis. The Fund’s positioning was defensive, with emphasis on companies with solid balance sheets and exposure to defensive sectors such as utilities.

2	• THE SPAIN FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

The Spain Fund Shareholder Information

The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. For additional shareholder information regarding this Fund, please see page 23.

Benchmark Disclosure

The Madrid Stock Exchange General Index (IGBM) is a capitalization-weighted index that measures the performance of a selected number of Continuous Market (Sistema de Interconexión Bursátil Español—SIBE) securities. The SIBE is a fully transparent order driven, electronic trading system owned by the four major Spanish Exchanges. The IGBM is the principal index for the Madrid Stock Exchange and represents the construction, financial services, communications, consumer, capital/intermediate goods, energy and market service sectors. The unmanaged IGBM does not reflect fees and expenses associated with the active management of a fund portfolio. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Investment in The Spain Fund includes risks not associated with funds that invest primarily in US issues. Substantially all of the Fund’s assets may be invested in Spanish securities and are subject to greater risk than would a fund with a more diversified portfolio. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. Although the Fund expects to invest primarily in listed securities of established companies, it may invest up to 25% of its total assets in unlisted securities of Spanish companies which are not readily marketable, and which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a trading market for these types of investments, the Fund may not be able to realize their value upon sale. In general, Spanish securities markets are less liquid and more volatile than the major securities markets in the US. Issuers of securities in Spain are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. Spanish accounting, auditing and financial reporting standards are not equivalent to US standards and less information is available to investors in Spanish securities than to investors in US securities. The Spanish securities industry is subject to less governmental regulation than the securities industry in the US. Shares of closed-end investment companies that invest primarily in equity securities, in particular foreign countries or geographical areas, frequently trade at a discount from net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its shares will trade at, above or below net asset value.

(Historical Performance continued on next page)

THE SPAIN FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2009	Returns
	6 Months	12 Months
The Spain Fund (NAV)	19.52%	-36.58%

Madrid Stock Exchange General Index (IGBM)	17.17%	-36.35%

The Fund’s Market Price per share on May 31, 2009, was $5.45. The Fund’s Net Asset Value Price per share on May 31, 2009, was $6.56. For additional Financial Highlights, please see page 18.

See Historical Performance and Benchmark disclosures on previous page.

4	• THE SPAIN FUND

Historical Performance

PORTFOLIO SUMMARY

May 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $58.5

TEN LARGEST HOLDINGS**

May 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Telefonica SA	$11,799,102	20.2%
Banco Santander Central Hispano SA	6,613,390	11.3
Repsol YPF SA	5,928,644	10.1
Banco Bilbao Vizcaya Argentaria SA	3,703,935	6.3
Iberdrola SA	2,671,029	4.6
Indra Sistemas SA	2,049,952	3.5
Enagas	2,002,016	3.4
America Movil SAB de CV Series L	1,844,883	3.2
Grifols SA	1,672,578	2.9
Corporacion Financiera Alba	1,602,793	2.7
	$39,888,322	68.2%

*	All data are as of May 31, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Investment Manager. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the Fund's investment restrictions.

THE SPAIN FUND •	5

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.6%
Utilities – 33.9%
Electric & Gas Utility – 11.0%
Enagas	107,955	$2,002,016
Endesa SA	22,484	589,007
Iberdrola Renovables SA(a)	241,725	1,197,308
Iberdrola SA	311,031	2,671,029

		6,459,360

Miscellaneous – 2.7%
Abertis Infraestructuras SA	82,564	1,561,210

Telephone Utility – 20.2%
Telefonica SA	544,681	11,799,102

		19,819,672

Finance – 26.4%
Banking - Money Center – 17.7%
Banco Bilbao Vizcaya Argentaria SA(b)	304,110	3,703,935
Banco Santander Central Hispano SA	622,473	6,613,390

		10,317,325

Banking - Regional – 1.0%
Banco Espirito Santo SA	104,151	592,914

Brokerage & Money Management – 0.6%
Bolsas y Mercados Espanoles	11,653	374,022

Insurance – 1.7%
Grupo Catalana Occidente SA	23,727	381,570
Mapfre SA	180,000	627,742

		1,009,312

Miscellaneous – 5.0%
Corporacion Financiera Alba	34,048	1,602,793
Criteria Caixacorp SA	302,524	1,310,620

		2,913,413

Real Estate – 0.4%
Urbi Desarrollos Urbanos SA de C.V.(a)	160,000	219,375

		15,426,361

Energy – 12.4%
International – 10.5%
EDP Renovaveis SA(a)	19,811	210,720
Repsol YPF SA	263,232	5,928,644

		6,139,364

Miscellaneous – 1.9%
Gamesa Corp. Tecnologica SA	49,000	1,101,531

		7,240,895

6	• THE SPAIN FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Capital Goods – 8.1%
Engineering & Construction – 8.1%
Acciona SA	10,652	$1,404,096
ACS Actividades de Construccion y Servicios SA	28,150	1,471,257
Mota Engil SGPS SA	114,651	528,890
Obrascon Huarte Lain SA	54,653	1,014,231
Tecnicas Reunidas SA	7,588	336,898

		4,755,372

Consumer Services – 5.8%
Apparel – 1.2%
Inditex SA	15,957	721,664

Cellular Communications – 3.2%
America Movil SAB de CV Series L	964,700	1,844,883

Miscellaneous – 1.4%
Prosegur Cia de Seguridad SA	27,249	830,998

		3,397,545

Consumer Staples – 3.6%
Food – 3.6%
Ebro Puleva SA	65,562	1,028,748
Natra SA	16,000	109,918
Viscofan SA	46,561	990,594

		2,129,260

Technology – 3.5%
Computer Services – 3.5%
Indra Sistemas SA	89,701	2,049,952

Health Care – 2.9%
Miscellaneous – 2.9%
Grifols SA	92,453	1,672,578

Total Investments – 96.6% (cost $47,210,375)		56,491,635
Other assets less liabilities – 3.4%		1,968,993

Net Assets – 100.0%		$58,460,628

(a)	Non-income producing security.

(b)	Security represents investments in an affiliate (see Note B).

See notes to financial statements.

THE SPAIN FUND •	7

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $46,455,411)	$52,787,700
Affiliated issuers (cost $754,964)	3,703,935
Cash	119,891
Foreign currencies, at value (cost $1,917,552)	2,086,298
Dividends receivable	23,858
Other assets	12,277

Total assets	58,733,959

Liabilities
Legal fee payable	71,089
Printing fee payable	52,649
Management fee payable	45,942
Custody fee payable	35,453
Transfer Agent fee payable	25,695
Audit fee payable	25,388
Accrued expenses	17,115

Total liabilities	273,331

Net Assets	$58,460,628

Composition of Net Assets
Capital stock, at par	$89,057
Additional paid-in capital	55,425,651
Distributions in excess of net investment income	(2,117,295)
Accumulated net realized loss on investments and foreign currency transactions	(4,387,868)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	9,451,083

$58,460,628

Net Asset Value Per Share—100 million shares of capital stock authorized, $.01 par value (based on 8,905,699 shares outstanding)	$6.56

See notes to financial statements.

8	• THE SPAIN FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2009 (unaudited)

Investment Income
Dividends—unaffiliated issuers (net of foreign taxes withheld of $214,821)	$1,221,542
Dividends—affiliated issuers (net of foreign taxes withheld of $10,008)	56,713
Interest	2,602	$1,280,857

Expenses
Management fee (see Note B)	216,780
Legal	87,114
Transfer agency	76,072
Directors’ fees	45,432
Custodian	39,444
Printing	27,936
Audit	27,870
Registration fees	12,752
Miscellaneous	14,455

Total expenses		547,855

Net investment income		733,002

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions—unaffiliated issuers		(4,029,093)
Foreign currency transactions		222,320
Net change in unrealized appreciation/depreciation of:
Investments		12,208,429
Foreign currency denominated assets and liabilities		153,475

Net gain on investments and foreign currency transactions		8,555,131

Net Increase in Net Assets from Operations		$9,288,133

See notes to financial statements.

THE SPAIN FUND •	9

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$733,002		$1,522,333
Net realized gain (loss) on investments and foreign currency transactions	(3,806,773)		6,647,293
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	12,361,904		(62,861,362)

Net increase (decrease) in net assets from operations	9,288,133		(54,691,736)
Dividends and Distributions to Shareholders from:
Net investment income	(3,277,252)		(10,782,464)
Net realized gain on investment and foreign currency transactions	– 0	–	(19,045,399)
Capital Stock Transactions
Net increase	– 0	–	1,288,778

Total increase (decrease)	6,010,881		(83,230,821)
Net Assets
Beginning of period	52,449,747		135,680,568

End of period (including undistributed/(distributions in excess of) net investment income of $(2,117,295) and $426,955, respectively)	$58,460,628		$52,449,747

See notes to financial statements.

10	• THE SPAIN FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Investment Manager”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

THE SPAIN FUND •	11

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$2,064,257		$	– 0	–
Level 2	54,427,378	†		– 0	–
Level 3	– 0	–		– 0	–

Total	$56,491,635		$	– 0	–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

12	• THE SPAIN FUND

Notes to Financial Statements

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at May 31, 2009 was .71 EUR to U.S. $1.00.

4. Taxes

It is the Fund’s policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

In accordance with FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

THE SPAIN FUND •	13

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund currently has a managed distribution policy under which the Fund distributes to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets at the beginning of the quarter is distributed to shareholders.

7. Recent Accounting Pronouncements

During the period ended May 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund did not engage in derivative transactions for the six months ended May 31, 2009.

On April 9, 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP 157-4 and believes the adoption of FSP 157-4 will have no material impact on the Fund’s financial statements.

14	• THE SPAIN FUND

Notes to Financial Statements

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the Investment Management and Administration Agreement, the Fund pays the Investment Manager an annual rate of 0.85% on the first $50 million, 0.75% on the next $50 million, and 0.65% in excess of $100 million, of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2009, amounted to $18,061, of which none was paid to Banco Bilbao Vizcaya Argentaria, Sanford C. Bernstein Co., LLC or Sanford C. Bernstein Limited, affiliates of the Investment Manager.

Banco Bilbao Vizcaya Argentaria (“BBVA”), serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the six months ended May 31, 2009, the Fund earned $2,827 of interest income on cash balances maintained at the subcustodian. Based on publicly available filings, BBVA currently owns approximately 17% of the Fund’s outstanding shares of Common Stock and was therefore an “affiliated person” as defined under the Investment Company Act of 1940.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”) a wholly-owned subsidiary of the Investment Manager, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. There were no amounts reimbursed to ABIS for the six months ended May 31, 2009.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,970,791		$9,653,137
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$15,601,932
Gross unrealized depreciation	(6,320,672)

Net unrealized appreciation	$9,281,260

THE SPAIN FUND •	15

Notes to Financial Statements

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE D

Capital Stock

During the six months ended May 31, 2009, the Fund had no shares issued in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Investment in the Fund’s shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss there under to be remote.

16	• THE SPAIN FUND

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$6,719,451	$5,345,033
Long-term capital gains	23,108,412	7,793,365

Total taxable distributions	29,827,863	13,138,398

Total distributions paid	$29,827,863	$13,138,398

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$426,955
Unrealized appreciation/(depreciation)	(3,491,916	)(a)

Total accumulated earnings/(deficit)	$(3,064,961)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Investment Manager provide information to them. The Investment Manager has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Investment Manager and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Investment Manager believes that these matters are not likely to have a material adverse effect on the Fund or the Investment Manager’s ability to perform advisory services relating to the Fund.

THE SPAIN FUND •	17

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30,
			2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 5.89		$ 15.40	$ 13.24	$ 10.12	$ 10.09	$ 8.41

Income From Investment Operations
Net investment income(a)	.08		.17	.15	.12	.14	.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96		(6.30)	3.51	4.06	.87	2.51

Net increase (decrease) in net asset value from operations	1.04		(6.13)	3.66	4.18	1.01	2.55

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(1.22)	(1.03)	(.12)	(.14)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(2.16)	(.47)	(.94)	(.84)	(.83)

Total dividends and distributions	(.37)		(3.38)	(1.50)	(1.06)	(.98)	(.87)

Net asset value, end of period	$ 6.56		$ 5.89	$ 15.40	$ 13.24	$ 10.12	$ 10.09

Market value, end of period	$ 5.45		$ 5.00	$ 15.24	$ 14.70	$ 12.43	$ 12.50

Premium/(Discount), end of period	(16.92)%		(15.11)%	(1.04)%	11.03%	22.83%	23.89%
Total Return
Total investment return based on(c):
Market value	16.97%		(57.13)%	14.22%	29.05%	7.95%	42.04%
Net asset value	19.52%		(50.03)%	28.15%	42.76%	8.88%	30.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,461		$52,450	$135,681	$116,105	$88,399	$87,799
Ratio to average net assets of:
Expenses, net of waivers	2.14	%(d)	1.46%	1.25%	1.56%	1.65%	1.95%
Expenses, before waivers	2.14	%(d)	1.46%	1.25%	1.56%	1.65%	2.01%
Net investment income	2.87	%(d)	1.63%	1.05%	1.12%	1.37%	.41	%(b)
Portfolio turnover rate	16%		41%	72%	56%	22%	27%

See footnote summary on page 19.

18	• THE SPAIN FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of waivers by the investment Manager.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the dis- count or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calcu- lated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

THE SPAIN FUND •	19

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Managed Distribution Policy

The Fund currently has a managed distribution policy under which the Fund distributes to its shareholders an amount equal to 2.5% of its total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets at the beginning of the quarter is distributed to shareholders.

If distributions under the managed distribution policy exceed the Fund’s aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders. A return of capital may occur when some or all of the money a shareholder invested in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s performance and should not be confused with “yield” or “income”.

Shareholders should not draw any conclusions about the Fund’s performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution policy.

The managed distribution policy is monitored by the Investment Manager and the Fund’s Board of Directors. The Fund is not required to maintain a managed distribution policy and the Board of Directors may modify or terminate such policy at any time.

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and distributions to shareholders will be paid in or reinvested in additional shares of the Fund. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain or other distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

20	• THE SPAIN FUND

Additional Information

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant’s accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., c/o The Spain Fund, Inc., P.O. Box 43010, Providence, Rhode Island 02940-3010.

THE SPAIN FUND •	21

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Luis Abril Perez(1)

Daniel de Fernando Garcia(1)

Inmaculada de Habsburgo-Lorena(1)

Antonio Eraso(1)

Baldomero Falcones Jaquotot(1)

OFFICERS

Robert M. Keith, President

Robert Alster, Senior Vice President

Liliana C. Dearth(2), Senior Vice President

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Ms. Dearth is the person primarily responsible for the day-to-day management of the Fund’s investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its common stock on the open market.

This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 27, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

22	• THE SPAIN FUND

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation SpainFd. The daily net asset value of the Fund’s shares are available from the Fund’s Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc. and Morningstar, Inc. The Fund’s NYSE trading symbol is “SNF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed End Funds”.

Managed Distribution Policy

For information about the Fund’s managed distribution policy, see “Managed Distribution Policy” on page 20.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions or other distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

THE SPAIN FUND •	23

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

24	• THE SPAIN FUND

AllianceBernstein Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

THE SPAIN FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SPAIN-0152-0509

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The Spain Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 28, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 28, 2009

5